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                       SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C.  20549

                                    FORM 8-K

                                 CURRENT REPORT
                        PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934


                                October 20, 1998

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                       (Date of earliest event reported)


                        Hawthorne Financial Corporation

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             (Exact name of registrant as specified in its charter)


        Delaware                         0-1100                  95-2085671

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(State or other jurisdiction     (Commission File Number)      (IRS Employer
   of incorporation)                                        Identification No.)


      2381 Rosecrans Avenue, El Segundo, California              90245

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        (Address of principal executive offices)               (Zip Code)


                                 (310) 725-5000

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              (Registrant's telephone number, including area code)


                                 Not Applicable

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       (Former name, former address and former fiscal year, if changed since last report)

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ITEM 5.          OTHER EVENTS

         On October 20, 1998, Hawthorne Financial Corporation issued the press release which is included as Exhibit 99(a) hereto.

ITEM 7.          FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND
                 EXHIBITS

         (a)     Not applicable.

         (b)     Not applicable.

         (c)     The following exhibit is included with this Report:

                 Exhibit 99(a)     Press Release, dated October 20, 1998





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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                  HAWTHORNE FINANCIAL CORPORATION


Date: November 11, 1998           By:    /s/ Scott A. Braly
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                                         Scott A. Braly
                                         President and Chief Executive Officer





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